UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Report

Western Asset Municipal High Income Fund Inc.
(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund Inc.

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Report of independent registered public accounting firm	23

Additional information	24

Annual chief executive officer and chief financial officer certifications	29

Dividend reinvestment plan	30

Important tax information	32

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund Inc. for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 26, 2010

Western Asset Municipal High Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S.

IV	Western Asset Municipal High Income Fund Inc.

Investment commentary (cont’d)

Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery . . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended October 31, 2010. When the period began, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on October 31, 2010, two-year Treasury yields were 0.34%, the low for the period. Ten-year Treasury yields ended the period at 2.63%, which was higher than their trough of 2.41% that occurred from October 6th through the 8th.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended October 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexv and the Barclays Capital U.S. Aggregate Indexvi returned 7.78% and 8.01%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Municipal High Income Fund Inc.	V

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(This page intentionally left blank.)

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	1 .

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income exempt from federal income taxes. The Fund invests primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity. The Fund may invest in non-publicly traded municipal securities, zero-coupon municipal obligations and non-appropriation or other municipal lease obligations.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Robert E. Amodeo, David T. Fare and Joseph P. Deane.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended October 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.90% and 3.41%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the fiscal year, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34% In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% — ending the fiscal year at 2.63%.

Municipal bonds posted solid returns during the fiscal year. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the reporting period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. In addition, new supply in the tax-exempt market was pared due to increased issuance of Build America Bonds. All told, the Barclays Capital Municipal Bond Indexii returned 7.78% for the twelve months ended October 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 8.01%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its minimal exposure to Local General Obligation bonds (“GOs”). These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

2	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Industrial Revenue and Transportation bonds, as we continued to find them to be attractively valued. Conversely, we allowed the Fund’s exposure to the Pre-refundediv sector to fall in order to pursue more attractive opportunities.

Performance review

For the twelve months ended October 31, 2010, Western Asset Municipal High Income Fund Inc. returned 11.69% based on its net asset value (“NAV”)v and 16.09% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 7.78% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagevi returned 15.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.44 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2010

Price Per Share	12-Month Total Return*
$7.84 (NAV)	11.69%
$7.93 (Market Price)	16.09%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to Industrial Revenue bonds. In particular, the Fund’s gas prepayvii securities significantly contributed to performance. These securities, which are backed by certain broker/dealers, had performed poorly during much of 2008 given the turmoil in the financial markets. However, a number of broker/dealers have since changed their status to bank holding companies and confidence in the financial system has improved. Against this backdrop, gas prepay securities continued to rebound sharply throughout the majority of the period.

An overweight position and strong security selection in the Leasing sector also significantly enhanced results. The sector generated strong performance as demand for these securities was typically robust given their attractive yields. In addition, our emphasis on issuers that generated strong cash flows was rewarded.

Our overweight to the Health Care sector also meaningfully contributed to the Fund’s performance. This sector of the municipal market generated very poor results during the 2007/2008 credit crisis. Since that time, Health Care spreads have substantially narrowed. In addition, the lifting of some of the uncertainties surrounding health care reform legislation has supported the sector.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s durationviii positioning. Throughout the reporting period, the Fund maintained a duration that was shorter than that of the benchmark. This strategy negatively impacted performance as municipal yields moved lower during the fiscal year.

Being more conservatively positioned in a number of sectors also detracted from relative performance. Throughout the period, the Fund had no exposure to Tobacco and only a modest

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	3

exposure to Airlines1 — two of the lowest quality sectors in the benchmark. For the majority of the period, spreads in these two sectors narrowed as investors generally favored lower-quality/higher-risk securities.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

1 Airlines is included in the Transportation sector.

4	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

vii

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Schedule of investments

October 31, 2010

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.1%
Alaska — 0.6%
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport	8.125%	5/1/31	$1,055,000	$983,218	(a)
Arizona — 1.8%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	1,000,000	1,042,540
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,429,410
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	546,030
Total Arizona				3,017,980
Arkansas — 0.4%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	600,000	620,814	(a)
California — 4.6%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Asset Backed	7.800%	6/1/42	2,000,000	2,363,240	(b)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,471,240
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	2,000,000	2,350,120
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	588,696
Total California				7,773,296
Colorado — 5.2%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Peak to Peak Project	7.500%	8/15/21	665,000	697,179	(b)
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	714,429
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	521,592
Elbert County Charter	7.375%	3/1/35	785,000	778,312
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,513,200
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	862,680
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	619,350	(b)
Total Colorado				8,706,742
Delaware — 1.8%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	3,000,000	3,005,550
District of Columbia — 1.2%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	2,011,467
Florida — 6.2%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	860,000	863,887
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,500,000	1,428,675
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	885,000	897,231
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems	6.000%	11/15/25	1,000,000	1,104,670	(b)
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	2,000,000	2,009,000	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project	9.000%	7/1/31	1,000,000	1,005,140

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	7

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	$ 225,000	$258,244	(c)
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	2,000,000	1,359,180
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,000,000	503,310
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,015,610
Total Florida				10,444,947
Georgia — 6.7%
Atlanta, GA, Airport Revenue:
AGM	5.000%	1/1/26	1,000,000	1,043,390
FGIC	5.625%	1/1/30	1,000,000	1,008,240	(a)
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,079,140
Atlanta, GA, Tax Allocation, Atlantic Station Project	7.900%	12/1/24	2,500,000	2,727,200	(b)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,266,040
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,130,740
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,000,000	1,010,680
Total Georgia				11,265,430
Hawaii — 2.7%
Hawaii State Department of Budget & Finance Special Purpose:
Revenue, Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,238,460
Senior Living Revenue	6.400%	11/15/14	550,000	559,702
Senior Living Revenue	7.500%	11/15/15	1,500,000	1,561,695
Senior Living Revenue, 15 Craigside Project	8.750%	11/15/29	200,000	234,260
Total Hawaii				4,594,117
Illinois — 2.4%
Cook County, IL, Revenue, Navistar International Corp.	6.500%	10/15/40	2,000,000	2,086,200
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.125%	5/15/40	1,000,000	985,100
Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	962,530
Total Illinois				4,033,830
Indiana — 0.5%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	281,033
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	518,292
Total Indiana				799,325
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,211,709
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,201,860
Louisiana — 0.6%
Epps, LA, COP	8.000%	6/1/18	930,000	950,888

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 1.8%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	$ 825,000	$723,368	(a)
Massachusetts State DFA Revenue, Briarwood	8.250%	12/1/30	1,000,000	1,016,130	(b)
Massachusetts State HEFA Revenue, Caritas Christi Obligation	6.750%	7/1/16	1,000,000	1,045,820	(b)
Massachusetts State Port Authority Revenue	13.000%	7/1/13	210,000	253,682	(c)
Total Massachusetts				3,039,000
Michigan — 5.5%
Allen Academy, COP	7.500%	6/1/23	2,130,000	2,228,683
Cesar Chavez Academy, COP	6.500%	2/1/33	1,000,000	940,680
Cesar Chavez Academy, COP	8.000%	2/1/33	1,000,000	1,034,900
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	961,880
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,416,580
Star International Academy, COP	7.000%	3/1/33	960,000	973,411
William C. Abney Academy, COP	6.750%	7/1/19	655,000	657,941
Total Michigan				9,214,075
Missouri — 0.8%
Missouri State HEFA Revenue, Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,354,522
Montana — 1.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,265,000	2,251,138	(a)
New Jersey — 6.6%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	1,500,000	1,552,290
New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group	5.250%	7/1/30	5,000,000	4,933,300
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	5,000,000	4,527,450	(a)
Total New Jersey				11,013,040
New Mexico — 0.6%
Otero County, NM, Jail Project Revenue	7.500%	12/1/24	1,000,000	1,001,760
New York — 6.0%
Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc.	8.250%	11/15/30	700,000	708,785	(b)
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,168,580
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	385,000	392,700
New York Liberty Development Corp., Liberty Revenue, Second Priority, Bank of America	6.375%	7/15/49	5,500,000	5,896,605
Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association	7.750%	1/1/22	800,000	866,144	(b)
Total New York				10,032,814
Ohio — 2.6%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,500,000	1,519,545
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,555,275
Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment	5.000%	12/1/25	1,260,000	1,351,438
Total Ohio				4,426,258

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	9

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	$1,300,000	$1,333,449
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,045,920
Total Oklahoma				2,379,369
Pennsylvania — 4.2%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,150,790	(b)
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	1,000,000	963,650
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,003,300
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	920,000	841,552
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	2,000,000	2,162,060
Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,004,400	(a)
Total Pennsylvania				7,125,752
Puerto Rico — 0.6%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	1,000,000	1,043,040
Tennessee — 3.2%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,286,725
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	3,000,000	3,111,120
Total Tennessee				5,397,845
Texas — 19.7%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,556,010	(a)(d)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,440,000	1,498,262
Garza County, TX, Public Facility Corp.	5.500%	10/1/18	1,000,000	996,780
Garza County, TX, Public Facility Corp., Project Revenue	5.750%	10/1/25	2,000,000	2,092,920
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	2,000,000	2,060,160	(a)(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	1,944,620
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	2,750,000	2,659,113	(a)
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	1,000,000	1,005,810
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,020,400
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,654,750
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	2,146,100
Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875%	12/31/39	2,000,000	2,179,100
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,372,400
Texas State Public Finance Authority, Uplift Education	5.750%	12/1/27	1,500,000	1,523,415

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	$1,000,000	$1,060,710
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,729,135
Willacy County, TX, Local Government Corp. Revenue	6.875%	9/1/28	1,000,000	948,340
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	1,000,000	1,063,980
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	550,000	506,473
Total Texas				33,018,478
U.S. Virgin Islands — 1.7%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,830,575
Virginia — 2.3%
Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project	8.125%	4/1/30	335,000	329,988
Broad Street CDA Revenue	7.500%	6/1/33	1,000,000	955,050
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	2,500,000	2,607,075	(a)
Total Virginia				3,892,113
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission Allegheny	5.250%	10/15/37	2,500,000	2,517,275
Wisconsin — 0.6%
Wisconsin State HEFA Revenue, Aurora Health Care	6.400%	4/15/33	1,000,000	1,032,570
Total Investments before Short-Term Investments (Cost — $157,292,194)				163,190,797
Short-Term Investments — 0.9%
Puerto Rico — 0.8%
Commonwealth of Puerto Rico, GO, Public Improvement, AGM, LOC-Wells Fargo Bank N.A.	0.220%	7/1/32	1,400,000	1,400,000	(e)(f)
Virginia — 0.1%
Virginia College Building Authority, VA, Various Shenandoah University Projects, LOC-Branch Banking & Trust	0.200%	11/1/36	100,000	100,000	(e)(f)
Total Short-Term Investments (Cost — $1,500,000)				1,500,000
Total Investments — 98.0% (Cost — $158,792,194 #)				164,690,797
Other Assets in Excess of Liabilities — 2.0%				3,342,319
Total Net Assets — 100.0%				$168,033,116

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Maturity date shown represents the mandatory tender date.
(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is $158,721,986.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	11

Western Asset Municipal High Income Fund Inc.

Abbreviations used in this schedule:

AGM — Assured Guaranty Municipal Corporation — Insured Bonds

AMBAC — American Municipal Bond Assurance Corporation — Insured Bonds

CDA — Communities Development Authority

COP — Certificates of Participation

DFA — Development Finance Agency

EDA — Economic Development Authority

EDR — Economic Development Revenue

FGIC — Financial Guaranty Insurance Company — Insured Bonds

GO — General Obligation

HEFA — Health & Educational Facilities Authority

IDA — Industrial Development Authority

IDR — Industrial Development Revenue

ISD — Independent School District

LOC — Letter of Credit

MFH — Multi-Family Housing

NATL — National Public Finance Guarantee Corporation — Insured Bonds

PCR — Pollution Control Revenue

PFC — Public Facilities Corporation

Summary of Investments by Industry* (unaudited)

Industrial Revenue	29.1%
Health Care	19.0
Leasing	12.1
Pre-Refunded/Escrowed to Maturity	7.4
Transportation	7.1
Special Tax Obligation	6.5
Education	6.0
Power	5.4
Other	2.8
Solid Waste/Resource Recovery	1.6
Water & Sewer	1.4
Local General Obligation	0.5
Housing	0.2
Short Term Investments	0.9
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of October 31, 2010 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Municipal High Income Fund Inc.

Ratings table† (unaudited)

S&P/Moody’s/Fitch‡
AAA/Aaa	4.4%
AA/Aa	0.8
A	24.2
BBB/Baa	33.1
BB/Ba	7.1
B	1.3
CCC/Caa	1.6
C	0.3
A-1/VMIG 1	0.9
NR	26.3
100.0%

†      As a percentage of total investments.

‡      The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 13 through 15 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	13

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of on obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

14	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Long-term security ratings (unaudited) (cont’d)

B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	15

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

16	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $158,792,194)	$164,690,797
Cash	43,147
Interest receivable	3,406,508
Receivable for securities sold	50,000
Prepaid expenses	12,434
Total Assets	168,202,886

Liabilities:
Investment management fee payable	78,609
Directors’ fees payable	4,891
Accrued expenses	86,270
Total Liabilities	169,770
Total Net Assets	$168,033,116

Net Assets:
Par value ($0.01 par value; 21,419,585 shares issued and outstanding; 500,000,000 shares authorized)	$ 214,196
Paid-in capital in excess of par value	193,185,019
Undistributed net investment income	507,495
Accumulated net realized loss on investments	(31,772,197)
Net unrealized appreciation on investments	5,898,603
Total Net Assets	$168,033,116

Shares Outstanding	21,419,585

Net Asset Value	$7.84

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	17

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Interest	$10,371,598

Expenses:
Investment management fee (Note 2)	891,695
Audit and tax	46,150
Transfer agent fees	41,391
Directors’ fees	40,773
Legal fees	40,384
Shareholder reports	32,627
Stock exchange listing fees	22,002
Insurance	4,336
Custody fees	1,032
Miscellaneous expenses	7,229
Total Expenses	1,127,619
Net Investment Income	9,243,979

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	888,484
Change in Net Unrealized Appreciation (Depreciation) From Investments	7,865,478
Net Gain on Investments	8,753,962
Increase in Net Assets From Operations	$17,997,941

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:
Net investment income	$ 9,243,979	$ 9,095,478
Net realized gain (loss)	888,484	(5,228,820)
Change in net unrealized appreciation (depreciation)	7,865,478	13,451,421
Increase in Net Assets From Operations	17,997,941	17,318,079

Distributions to Shareholders From (Note 1):
Net investment income	(9,475,409)	(9,409,089)
Decrease in Net Assets From Distributions to Shareholders	(9,475,409)	(9,409,089)

Fund Share Transactions:
Reinvestment of distributions (146,507 and 153,817 shares issued, respectively)	1,090,265	1,059,181
Increase in Net Assets From Fund Share Transactions	1,090,265	1,059,181
Increase in Net Assets	9,612,797	8,968,171

Net Assets:
Beginning of year	158,420,319	149,452,148
End of year*	$168,033,116	$158,420,319
* Includes undistributed net investment income of:	$507,495	$750,301

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.45	$7.08	$8.23	$8.22	$7.95

Income (loss) from operations:
Net investment income	0.43	0.43	0.44	0.42	0.42
Net realized and unrealized gain (loss)	0.40	0.38	(1.17)	—	0.26
Total income (loss) from operations	0.83	0.81	(0.73)	0.42	0.68

Less distributions from:
Net investment income	(0.44)	(0.44)	(0.42)	(0.41)	(0.41)
Total distributions	(0.44)	(0.44)	(0.42)	(0.41)	(0.41)

Net asset value, end of year	$7.84	$7.45	$7.08	$8.23	$8.22

Market price, end of year	$7.93	$7.25	$6.53	$7.75	$7.84
Total return, based on NAV[1,2]	11.69%	12.30%	(9.02)%	5.40%	9.24%
Total return, based on Market Price[2]	16.09%	18.49%	(10.89)%	4.06%	16.66%

Net assets, end of year (millions)	$168	$158	$149	$173	$173

Ratios to average net assets:
Gross expenses	0.70%	0.71%	0.71%	0.84%[3]	0.79%
Net expenses	0.70	0.71	0.71	0.79 [3,4]	0.79 [4]
Net investment income	5.70	6.17	5.59	5.14	5.27

Portfolio turnover rate	17%	17%	17%	16%	18%

1

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
3

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

4	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$163,190,797	—	$163,190,797
Short-term investments†	—	1,500,000	—	1,500,000
Total investments	—	$164,690,797	—	$164,690,797

†  See Schedule of Investments for additional detailed categorizations.

(b) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	21

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(11,376)	$11,376

(a)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,787,560
Sales	28,500,589

22	Western Asset Municipal High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 8,752,079
Gross unrealized depreciation	(2,783,268)
Net unrealized appreciation	$ 5,968,811

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Distributions subsequent to October 31, 2010

On August 16, 2010, the Board of Directors (the “Board”) declared a dividend in the amount of $0.037 per share payable on November 26, 2010 to shareholders of record on November 19, 2010. On November 15, 2010, the Board of the Fund declared three dividends, each in the amount of $0.037 per share, payable on December 30, 2010, January 28, 2011 and February 25, 2011 to shareholders of record on December 23, 2010, January 21, 2011 and February 18, 2011, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2010	2009

Distributions Paid From:
Tax-exempt income	$9,465,168	$9,405,995
Ordinary income	10,241	3,094
Total taxable distributions	$ 10,241	$ 3,094
Total distributions paid	$9,475,409	$9,409,089

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 572,425
Capital loss carryforward*	(31,842,405)
Other book/tax temporary differences(a)	(64,930)
Unrealized appreciation (depreciation)(b)	5,968,811

Total accumulated earnings (losses) — net	$(25,366,099)

*

During the taxable year ended October 31, 2010, the Fund utilized $889,393 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2011	$ (4,778,760)
10/31/2012	(10,608,178)
10/31/2013	(5,677,661)
10/31/2015	(1,928,255)
10/31/2016	(2,673,203)
10/31/2017	(6,176,348)
$(31,842,405)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

Western Asset Municipal High Income Fund Inc. 2010 Annual Report	23

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Municipal High Income Fund Inc., including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2010

24	Western Asset Municipal High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset Municipal High Income Fund Inc.	25

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

26	Western Asset Municipal High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Municipal High Income Fund Inc.	27

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

28	Western Asset Municipal High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2013 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Municipal High Income Fund Inc.	29

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

30	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions

Western Asset Municipal High Income Fund Inc.	31

will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

32	Western Asset Municipal High Income Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from November 2009 through September 2010 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 98.71% of the net investment income distribution paid in October 2010 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

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Western Asset
Municipal High Income Fund Inc.

Directors	Western Asset Municipal High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadviser	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017-3909
Jeswald W. Salacuse
	Custodian	New York Stock Exchange Symbol
Officers	State Street Bank and Trust Company	MHF
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, MA 02111
Kaprel Ozsolak
Chief Financial Officer	Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
John Chiota	New York, NY 10038
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010547 12/10 SR10-1254

ITEM 2.                                                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,500 in 2009 and $40,800 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $23 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Municipal High Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Municipal High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal High Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Municipal High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal High Income

Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the

Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.              Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.              Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.              Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Joseph Deane Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

7	1.2	790	184.9	83	20.7
7	1.2	790	184.9	83	20.7
—	—	12	1.5	—	—
—	—	12	1.5	—	—

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	105 registered investment companies with $168.5 billion in total assets under management	219 Other pooled investment vehicles with $113.5 billion in assets under management*	790 Other accounts with $184.9 on in total assets under management**

Stephen A. Walsh‡	105 registered investment companies with $168.5 billion in total assets under management	219 Other pooled investment vehicles with $113.5 billion in assets under management*	790 Other accounts with $184.9 billion in total assets under management**

Joseph P. Deane‡	25 registered investment companies with $30.3 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	12 Other accounts with $1.5 billion in total assets under management

David T. Fare‡	16 registered investment companies with $16.1 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	12 Other accounts with $1.5 billion in total assets under management

Robert Amodeo‡	25 registered investment companies with $30.3 billion in total assets	0 Other pooled investment vehicles with $0.0 billion in assets	12 Other accounts with $1.5 billion in total assets under

under management	under management	management

*                          Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.

**                   Includes 83 accounts managed, totaling $20.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                          CONTROLS AND PROCEDURES.

(a)             The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                          EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 22, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 22, 2010